                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 8, 2002


                              BULL RUN CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    GEORGIA                       0-9385                        58-2458679
(State or other              (Commission File                 (IRS Employer
jurisdiction of                  Number)                   Identification No.)
incorporation)

         4370 PEACHTREE ROAD, ATLANTA, GEORGIA 30319
-------------------------------------------------------------------------------
        (Address of principal executive offices) (Zip Code)


                                 (404) 266-8333
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 8, 2002, as described in the Press Release filed herewith as Exhibit A, Bull Run Corporation filed a lawsuit in the State Court of Fulton County, Georgia, against Ernst & Young LLP, claiming negligent misrepresentation. Bull Run claims that it placed significant reliance on Ernst & Young's audit reports on the audited financial statements of Universal Sports America, Inc. issued prior to Bull Run's acquisition of Universal in December 1999, and that those financial statements contained material errors.

ITEM 7.  EXHIBITS

Exhibit A - Press Release dated January 8, 2002

Exhibit B - Civil Action Number 02-VS-027163E filed in the State Court of Fulton County, State of Georgia

Exhibit C - Affidavit of Douglas R. Carmichael filed in the State Court of Fulton County, State of Georgia


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


January 14, 2002                    BULL RUN CORPORATION


                                    By: /s/ FREDERICK J. ERICKSON
                                       ----------------------------------------
                                       Frederick J. Erickson
                                       Vice President - Finance and Treasurer


                                       2